UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES


Investment Company Act file number:  811-07108


ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.


(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)


Mark R. Manley

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)


Registrant's telephone number, including area code:  (800) 221-5672


Date of fiscal year end:  October 31, 2006


Date of reporting period:    April 30, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.




Alliance World Dollar Government Fund


Semi-Annual Report


April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


_______________________________________________________________________________


Investment Products Offered
===========================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
===========================

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective April 1, 2006. The by-laws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


_______________________________________________________________________________


June 14, 2006

SEMI-ANNUAL REPORT

This report provides management's discussion of fund performance for Alliance World Dollar Government Fund (the "Fund") for the semi-annual reporting period ended April 30, 2006. The Fund is a closed end fund that trades under the New York Stock Exchange Symbol "AWG".

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a closed-end management investment company which seeks high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note E--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 22.

INVESTMENT RESULTS

The table on page 5 shows the Fund's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, for the six- and 12-month periods ended April 30, 2006.

For both the six- and 12-month periods ended April 30, 2006, the Fund outperformed its benchmark, the JPM EMBI Global. Contributing positively to performance for both periods were the Fund's overweight positions in Latin America, particularly Brazil and Argentina. Brazil's stable growth, central bank easing and debt buybacks helped support its bond prices, particularly towards the end of the year when the Fund's exposure was increased. Argentina benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top performers during the reporting period.

Detracting from the Fund's performance for both the six- and 12-month periods was security selection in Argentina. Although the Fund's country selection of Argentina contributed positively to performance, the Fund's shorter-maturity bond selection in the country detracted from performance as Argentina's longer-duration bonds outperformed.

The Fund's use of leverage had a neutral effect on performance during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

The emerging market debt class posted solid returns for the semi-annual period. This occurred despite recent softening due to the cumulative effects of U.S. interest rate hikes and upcoming elections in several emerging market countries. Overall, the emerging markets enjoyed strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout most of the period. Furthermore, world inflation worries eased somewhat and growth indicators turned more positive, benefiting emerging market sovereign debt. Strong capital inflows caused curren-


Alliance World Dollar Government Fund o 1
_______________________________________________________________________________


cies to appreciate. This allowed central banks in almost every emerging market country to accumulate reserves--one of the most important technical drivers supporting the sector. Improved export demand and strong commodity prices, particularly oil, also helped some emerging market countries. Emerging market spreads tightened to end the period at a near record low of 179 basis points over Treasuries, representing a tightening of 63 basis points during the year.

For the semi-annual reporting period, the Latin region, which returned 6.23%, outpaced non-Latin countries, which returned 3.01%. Individual countries that outperformed included Argentina at 21.17%, Ecuador at 17.04%, the Philippines at 11.95% and Brazil at 9.92%. Underperforming countries for the period included Hungary at -2.31%, Poland at -1.00%, Chile at -0.11% and Bulgaria at -0.08%.

During the period, Brazil, Venezuela, Argentina, Peru and Panama contributed positively to the Fund. Brazil benefited from low inflation, a stronger currency and aggressive interest rate cuts. Brazil's debt-to-GDP ratio declined significantly as it began a schedule of $20 billion in debt buybacks. Venezuela benefited from continued strong oil revenues and the potential of debt buybacks. Argentina continued to be helped by both strong growth (9.1% in 2005) and reserve accumulation ($8.4 billion in 2005).

The Fund's exposure to Peru was increased based on strong economic growth and strong demand for its exports. Political uncertainty in Peru unexpectedly increased during the period as Ollanta Humala, the Nationalist candidate for president, rose in the polls against the more business-friendly candidates. Despite the political uncertainty, Peru was still favored due to its strong positive long-term fundamentals. At the writing of this report, Humala was defeated and former President Alan Garcia won the second round of elections. Garcia campaigned to follow orthodox macroeconomic policies and maintain fiscal policies aimed at curbing inflation and spurring economic growth.

A small position in Nigeria was also added to the Fund. Nigeria benefited from a Paris Club deal which helped it eliminate approximately $30 billion in debt. (The Paris Club is an informal organization consisting of a group of financial officials representing 19 of the world's wealthiest nations.) Nigeria has benefited from improved fiscal management, structural reforms and reserve accumulation. In Panama, economic fundamentals improved on all fronts. First quarter growth in Panama was a solid 6%, with prospects that the canal expansion project will induce further growth. Lastly, the Fund was defensively postured relative to U.S. interest-rate risk, as U.S. rates were anticipated to continue to rise.


2 o Alliance World Dollar Government Fund
_______________________________________________________________________________


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND SHAREHOLDER INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional information regarding this Fund, please see page 33.

BENCHMARK DISCLOSURE

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. Investors cannot invest directly in an index, and its results are not indicative of any specific investment, including the Fund.

A WORD ABOUT RISK

The Fund invests in fixed-income foreign securities, including those of emerging markets, which may magnify portfolio fluctuations due to changes in interest rates and foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. High yield and lower-rated bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest substantially all of its net assets in bonds that are rated below investment grade ("junk bonds") and up to 50% in securities that are not readily marketable.

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to


(Historical Performance continued on next page)


Alliance World Dollar Government Fund o 3
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asst value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.


(Historical Performance continued on next page)


4 o Alliance World Dollar Government Fund
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           RETURNS
THE FUND VS. ITS BENCHMARK                       ------------------------------
PERIODS ENDED APRIL 30, 2006                        6 Months      12 Months
-------------------------------------------------------------------------------
Alliance World Dollar Government Fund (NAV)           5.52%         13.01%
J.P. Morgan Emerging Markets Bond Index Global        4.85%         11.97%

The Fund's Market Price per share on April 30, 2006 was $12.39. The Fund's Net Asset Value price per share on April 30, 2006 was $14.47. For additional Financial Highlights, please see page 28.


See Historical Performance and Benchmark disclosures on pages 3-4.


Alliance World Dollar Government Fund o 5
_______________________________________________________________________________


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $128.8


SECURITY TYPE BREAKDOWN*
90.2%     Sovereign Debt Obligations
 9.8%     Short-Term


[PIE CHART OMITTED]


* All data are as of April 30, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


6 o Alliance World Dollar Government Fund
_______________________________________________________________________________


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)


                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-89.6%
Argentina-4.9%
Republic of Argentina
   4.89%, 8/03/12 FRN                           $  5,657        $   5,308,129
   8.28%, 12/31/33                                 1,023            1,015,729
                                                                -------------
                                                                    6,323,858
Brazil-15.5%
Federal Republic of Brazil
   7.125%, 1/20/37(a)                              3,768            3,664,380
   8.00%, 1/15/18                                    873              948,515
   8.25%, 1/20/34                                  3,621            3,937,837
   8.875%, 10/14/19                                1,109            1,278,122
   10.50%, 7/14/14                                 1,364            1,694,088
   12.00%, 4/15/10                                 1,025            1,250,500
   12.75%, 1/15/20                                 4,897            7,247,560
                                                                -------------
                                                                   20,021,002
Bulgaria-0.4%
Republic of Bulgaria
   8.25%, 1/15/15(b)                                 425              489,813
                                                                -------------
Colombia-2.4%
Republic of Colombia
   10.75%, 1/15/13                                   376              467,180
   11.75%, 2/25/20                                 1,863            2,648,255
                                                                -------------
                                                                    3,115,435
Costa Rica-0.4%
Republic of Costa Rica
   8.05%, 1/31/13(b)                                 228              242,820
   8.11%, 2/01/12(b)                                 269              285,140
                                                                -------------
                                                                      527,960
Dominican Republic-0.2%
Dominican Republic
   9.50%, 9/27/11(b)                                 261              280,131
                                                                -------------
Ecuador-1.6%
Republic of Ecuador
   9.00%, 8/15/30(b)(c)                            1,611            1,666,509
   9.375%, 12/15/15(b)                               393              424,440
                                                                -------------
                                                                    2,090,949
El Salvador-1.0%
Republic of El Salvador
   7.625, 9/21/34(b)                                 352              375,760
   7.65%, 6/15/35(b)                                 413              417,130
   8.50%, 7/25/11(b)                                 425              467,075
                                                                -------------
                                                                    1,259,965


Alliance World Dollar Government Fund o 7
_______________________________________________________________________________


                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-------------------------------------------------------------------------------
Indonesia-1.8%
Republic of Indonesia
   6.75%, 3/10/14(b)                            $  1,150        $   1,145,975
   6.875%, 3/09/17(b)                                539              533,610
   7.25%, 4/20/15(b)                                 307              315,136
   8.50%, 10/12/35(b)                                270              297,000
                                                                -------------
                                                                    2,291,721
Jamaica-0.5%
Government of Jamaica
   10.625%, 6/20/17                                  577              666,435
                                                                -------------
Lebanon-1.2%
Lebanese Republic
   7.875%, 5/20/11(b)                                330              339,900
   10.125%, 8/06/08(b)                               979            1,049,978
   11.625%, 5/11/16(b)                               148              185,555
                                                                -------------
                                                                    1,575,433
Malaysia-0.5%
Malaysia
   7.50%, 7/15/11                                    550              595,692
                                                                -------------
Mexico-14.3%
United Mexican States
   7.50%, 1/14/12                                  1,075            1,155,625
   8.125%, 12/30/19                                4,720            5,463,400
   11.375%, 9/15/16                                1,607            2,232,123
   Series A
   6.375%, 1/16/13                                   555              564,157
   8.00%, 9/24/22                                  5,214            5,977,851
   9.875%, 2/01/10                                 2,687            3,049,745
                                                                -------------
                                                                   18,442,901
Morocco-0.3%
Kingdom of Morocco Loan Participation FRN
   Series A
   5.69%, 1/01/09                                    370              369,304
                                                                -------------
Nigeria-1.8%
Central Bank of Nigeria
   6.25%, 11/15/20(c)                              2,250            2,252,925
                                                                -------------
Panama-2.8%
Republic of Panama
   6.70%, 1/26/36                                    782              764,405
   7.125%, 1/29/26                                   488              492,880
   7.25%, 3/15/15                                     75               78,825
   8.875%, 9/30/27                                   948            1,131,912
   9.375%, 7/23/12-4/01/29                           554              664,595
   9.625%, 2/08/11                                   375              426,563
                                                                -------------
                                                                    3,559,180


8 o Alliance World Dollar Government Fund
_______________________________________________________________________________


                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-------------------------------------------------------------------------------
Peru-3.3%
Republic of Peru
   7.35%, 7/21/25                               $  1,176        $   1,164,240
   8.375%, 5/03/16                                   608              662,112
   8.75%, 11/21/33                                 1,699            1,911,375
   9.875%, 2/06/15                                   431              511,812
                                                                -------------
                                                                    4,249,539
Philippines-4.9%
Republic of Philippines
   7.75%, 1/14/31                                    619              623,643
   8.25%, 1/15/14                                    294              318,623
   8.875%, 3/17/15                                 2,535            2,862,014
   9.50%, 2/02/30                                    283              335,001
   9.875%, 1/15/19                                 1,025            1,232,563
   10.625%, 3/16/25                                  756              977,130
                                                                -------------
                                                                    6,348,974
Russia-19.2%
Russian Federation
   5.00%, 3/31/30(b)(c)                            7,743            8,401,155
   11.00%, 7/24/18(b)                              3,170            4,487,135
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08                                 11,505           10,900,987
   Series VII
   3.00%, 5/14/11                                  1,080              951,804
                                                                -------------
                                                                   24,741,081
Turkey-5.0%
Republic of Turkey
   6.875%, 3/17/36                                 1,502            1,415,635
   7.00%, 6/05/20                                  2,550            2,565,937
   7.375%, 2/05/25                                   597              610,433
   11.00%, 1/14/13                                 1,040            1,294,800
   11.875%, 1/15/30                                  328              500,200
                                                                -------------
                                                                    6,387,005
Ukraine-1.1%
Government of Ukraine
   6.875%, 3/04/11(b)                                482              483,205
   7.65%, 6/11/13(b)                                 324              338,580
   11.00%, 3/15/07(b)                                518              533,348
                                                                -------------
                                                                    1,355,133
Uruguay-1.5%
Republic of Uruguay
   7.50%, 3/15/15                                    124              127,720
   7.875%, 1/15/33(d)                                606              614,849
   8.00%, 11/18/22                                   378              390,285
   9.25%, 5/17/17                                    690              791,775
                                                                -------------
                                                                    1,924,629


Alliance World Dollar Government Fund o 9
_______________________________________________________________________________


                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)        U.S. $ Value
-------------------------------------------------------------------------------
Venezuela-5.0%
Republic of Venezuela
   6.09%, 4/20/11 FRN(b)                        $    440        $     444,840
   8.50%, 10/08/14                                   268              301,232
   9.25%, 9/15/27                                  2,189            2,752,667
   9.375%, 1/13/34                                   130              164,970
   10.75%, 9/19/13                                 1,530            1,901,025
   13.625%, 8/15/18                                  583              886,160
                                                                -------------
                                                                    6,450,894
Total Sovereign Debt Obligations
   (cost $106,899,762)                                            115,319,959
                                                                -------------
WARRANTS(e)-0.0%
Central Bank of Nigeria
   Warrants, expiring 11/15/20                         1               27,500
Republic of Venezuela
   Warrants, expiring 4/15/20                         21                   -0-
                                                                -------------
Total Warrants
   (cost $0)                                                           27,500
                                                                -------------
SHORT-TERM INVESTMENTS-9.7%
Time Deposits- 9.7%
Societe Generale
   4.82%, 5/01/06                              $  12,000           12,000,000
The Bank of New York
   3.75%, 5/01/06                                    546              546,000
                                                                -------------
Total Short-Term Investments
   (cost $12,546,000)                                              12,546,000
                                                                -------------
Total Investments-99.3%
   (cost $119,445,762)                                            127,893,459
Other assets less liabilities-0.7%                                    867,364
                                                                -------------
Net Assets-100%                                                 $ 128,760,823
                                                                =============


CREDIT DEFAULT SWAP CONTRACTS (see Note C)

                                 Notional
Swap Counterparty &               Amount    Interest  Termination   Unrealized
Referenced Obligation             (000's)     Rate       Date      Depreciation
-------------------------------------------------------------------------------
BUY CONTRACTS:
Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                     550       3.02%     1/20/10     $ (41,440)
Citigroup Global Markets, Inc.
Republic of Hungary
4.50%, 2/06/13                      350       0.50     11/26/13        (1,333)



10 o Alliance World Dollar Government Fund
_______________________________________________________________________________


CREDIT DEFAULT SWAP CONTRACTS (see Note C) (continued)

                                 Notional
Swap Counterparty &               Amount    Interest  Termination   Unrealized
Referenced Obligation             (000's)     Rate       Date      Appreciation
-------------------------------------------------------------------------------
BUY CONTRACTS (CONTINUED):
JPMorgan Securities, Inc.
Republic of Hungary
4.50%, 2/06/13                    1,490       0.30%    10/20/15     $  26,399

SALE CONTRACTS:
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                     900       4.40      5/20/06        20,183
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                   2,583       1.98      4/20/07        45,136
Citigroup Global Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                   2,540       3.09      8/20/10       205,037
Citigroup Global Markets, Inc.
Republic of Colombia
8.375%, 2/15/27                   1,150       1.13      1/20/07        11,253
Citigroup Global Markets, Inc.
Republic of Philippines
10.625%, 3/16/25                    520       4.95      3/20/09        56,476
Credit Suisse Markets, Inc.
Federal Republic of Brazil
12.25%, 3/06/30                     775       6.90      6/20/07        76,863
Credit Suisse Markets, Inc.
Republic of Venezuela
9.25%, 9/15/27                      950       3.17     10/20/15        83,264
Deutsche Bank AG London
Federal Republic of Brazil
12.25%, 3/06/30                   2,583       1.90      4/20/07        43,092
Morgan Stanley
Federal Republic of Brazil
10.125%, 5/15/27                    800      17.75      2/13/08       268,580
Morgan Stanley
Federal Republic of Brazil
12.25%, 3/06/30                     680       3.80      8/20/06        12,602


INTEREST RATE SWAP CONTRACT (see Note C)

                                               Rate Type
                                         ----------------------
                                          Payment     Payment
      Swap      Notional   Termination    made by   received by    Unrealized
  Counterparty   Amount       Date       the Fund    the Fund     Depreciation
-------------------------------------------------------------------------------
    Morgan
    Guaranty    3,320,644   1/01/09       LIBOR+      6.8526%     $ (1,158,034)

+ LIBOR (London Interbank Offered Rate)


Alliance World Dollar Government Fund o 11
_______________________________________________________________________________


REVERSE REPURCHASE AGREEMENT (see Note C)

                            Interest
Broker                        Rate          Maturity              Amount
-------------------------------------------------------------------------------
UBS AG London                 4.60%         12/29/06          $   2,944,267


(a) Position, or portion thereof, with an aggregate market value of $2,982,628 has been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the aggregate market value of these securities amounted to $23,204,235 or 18.0 % of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2006.

(d)    Pay-In-Kind Payments (PIK).

(e)    Non-income producing security.

       Glossary:

       FRN - Floating Rate Note

       See notes to financial statements.


12 o Alliance World Dollar Government Fund
_______________________________________________________________________________


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)


ASSETS
Investments in securities, at value (cost $119,445,762)          $ 127,893,459
Unrealized appreciation of credit default swap contracts               848,885
Receivable for investment securities sold                            4,245,459
Interest receivable                                                  2,184,688
                                                                 -------------
Total assets                                                       135,172,491
                                                                 -------------
LIABILITIES
Due to custodian                                                       203,943
Due to broker                                                          951,913
Unrealized depreciation of interest rate swap contract               1,158,034
Unrealized depreciation of credit default swap contracts                42,773
Reverse repurchase agreement                                         2,944,267
Payable for investment securities purchased                            905,505
Advisory fee payable                                                    94,831
Administrative fee payable                                               8,473
Accrued expenses                                                       101,929
                                                                 -------------
Total liabilities                                                    6,411,668
                                                                 -------------
Net Assets                                                       $ 128,760,823
                                                                 =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                                $  88,975
Additional paid-in capital                                         117,469,653
Distributions in excess of net investment income                      (271,483)
Accumulated net realized gain on investment transactions             3,377,903
Net unrealized appreciation of investments                           8,095,775
                                                                 -------------
                                                                 $ 128,760,823
                                                                 =============


NET ASSET VALUE PER SHARE--100 MILLION SHARES OF CAPITAL
STOCK AUTHORIZED, $ .01 PAR VALUE
   (based on 8,897,497 shares outstanding)                              $14.47
                                                                        ======


See notes to financial statements.


Alliance World Dollar Government Fund o 13
_______________________________________________________________________________


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)


INVESTMENT INCOME
Interest                                                          $ 4,471,849
Expenses
Advisory fee                                  $ 575,947
Custodian                                        83,959
Administrative                                   52,000
Audit                                            43,221
Legal                                            33,764
Transfer agency                                  27,984
Directors' fees                                  22,102
Printing                                         17,076
Registration                                     11,648
Miscellaneous                                     6,610
                                              ---------
Total expenses before interest expense          874,311
Interest expense                                 58,281
                                              ---------

Total expenses                                                        932,592
                                                                  -----------
Net investment income                                               3,539,257
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                          4,149,103
   Swap contracts                                                    (300,153)
   Written options                                                     27,665
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                     (1,478,606)
   Swap contracts                                                     396,672
   Written options                                                     (2,696)
                                                                  -----------
Net gain on investment transactions                                 2,791,985
                                                                  -----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                                $ 6,331,242
                                                                  ===========


See notes to financial statements.


14 o Alliance World Dollar Government Fund
_______________________________________________________________________________


STATEMENT OF CHANGES IN NET ASSETS


                                            Six Months
                                              Ended
                                            April 30,            Year Ended
                                              2006               October 31,
                                           (unaudited)              2005
                                          -------------         -------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income                     $   3,539,257         $   6,955,512
Net realized gain on investment
   Transactions                               3,876,615             5,970,594
Net change in unrealized
   appreciation/depreciation
   of investments                            (1,084,630)             (712,958)
                                          -------------         -------------
Net increase in net assets
   from operations                            6,331,242            12,213,148
Dividends to Shareholders from
Net investment                               (3,683,564)           (7,367,228)
                                          -------------         -------------
                                              2,647,678             4,845,920
Net Assets
Beginning of period                         126,113,145           121,267,225
                                          -------------         -------------
End of period (including distributions
   in excess of net investment income
   of ($271,483) and ($127,176),
   respectively)                          $ 128,760,823         $ 126,113,145
                                          =============         =============


See notes to financial statements.


Alliance World Dollar Government Fund o 15
_______________________________________________________________________________


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A
SIGNIFICANT ACCOUNTING POLICIES

Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where


16 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Notes to Financial Statements


broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


Alliance World Dollar Government Fund o 17
_______________________________________________________________________________


Notes to Financial Statements


5. REPURCHASE AGREEMENTS

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund's average weekly net assets. Prior to October 1, 2005, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to an Administration Agreement, effective October 1, 2005, the Fund pays the Adviser an administrative fee in the amount of $106,000 per year for its costs incurred for providing administrative services. Prior to October 1, 2005, the Fund paid the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. The Fund paid $52,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2006. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended April 30, 2006, the Fund reimbursed ABIS $535 relating to shareholder servicing costs.

NOTE C
INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                           Purchases            Sales
                                         -------------      -------------
Investment securities (excluding
  U.S. government securities)            $  54,312,194      $  51,182,459
U.S. government securities                          -0-                -0-


18 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Notes to Financial Statements


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options and swap contracts) are as follows:

Gross unrealized appreciation            $   8,935,194
Gross unrealized depreciation                 (487,497)
                                         -------------
Net unrealized appreciation              $   8,447,697
                                         =============

1. OPTION TRANSACTIONS

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security at a price different from the current market value.


Alliance World Dollar Government Fund o 19
_______________________________________________________________________________


Notes to Financial Statements


Transactions in written options for the six months ended April 30, 2006, were as follows:

                                           Number of           Premiums
                                           Contracts           Received
                                         -------------      -------------
Options outstanding at
   October 31, 2005                        1,532,000         $   19,522
Options written                              820,000              8,143
Options terminated in closing purchase
   transactions                           (1,520,000)           (17,629)
Options expired                             (832,000)           (10,036)
                                         -------------      -------------
Options outstanding at
   April 30, 2006                                 -0-        $       -0-
                                         =============      =============

2. SWAP AGREEMENTS

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the refer-


20 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Notes to Financial Statements


enced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At April 30, 2006, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $13,481,000, with net unrealized appreciation of $822,486 and terms ranging from 1 months to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $550,000 with respect to the same referenced obligations and same counterparties of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $12,931,000 as of April 30, 2006.

3. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2006, the average amount of reverse repurchase agreements outstanding was $4,291,788 and the daily weighted average interest rate was 3.18%.

NOTE D
Capital Stock

During the six months ended April 30, 2006, and the year ended October 31, 2005, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.


Alliance World Dollar Government Fund o 21
_______________________________________________________________________________


Notes to Financial Statements


NOTE E
RISKS INVOLVED IN INVESTING IN THE FUND

Interest Rate Risk and Credit Risk--Interest rate risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominately speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund may utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or


22 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Notes to Financial Statements


decrease shareholder returns. The Fund maintains asset coverage of at least
300%.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

NOTE F
DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                              2005               2004
                                         -------------      -------------
Distributions paid from:
    Ordinary income                      $   7,367,228      $   8,410,754
                                         -------------      -------------
Total taxable distributions                  7,367,228          8,410,754
                                         -------------      -------------
Total distributions paid                 $   7,367,228      $   8,410,754
                                         =============      =============

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                               $     331,839
Accumulated capital and other losses                             (244,082)(a)
Unrealized appreciation/(depreciation)                          8,466,760(b)
                                                            -------------
Total accumulated earnings/(deficit)                        $   8,554,517
                                                            =============


(a) On October 31, 2005, the Fund had a net capital loss carryforward of $244,082 which will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $5,078,869.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.


Alliance World Dollar Government Fund o 23
_______________________________________________________________________________


Notes to Financial Statements


NOTE G
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


24 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Notes to Financial Statements


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12,


Alliance World Dollar Government Fund o 25
_______________________________________________________________________________


Notes to Financial Statements


2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.


26 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Notes to Financial Statements


The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


Alliance World Dollar Government Fund o 27
_______________________________________________________________________________


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                          Six Months
                                            Ended
                                          April 30,                               Year Ended October 31,
                                            2006          -----------------------------------------------------------------------
                                         (unaudited)        2005           2004(a)         2003          2002(b)         2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                       $14.17         $13.63          $13.05          $9.98          $9.43         $10.45
Income From Investment
  Operations
Net investment income(c)                       .40            .78             .77           1.04           1.06           1.36
Net realized and unrealized
  gain (loss) on investment
  transactions                                 .31            .59             .76           2.98            .59           (.95)
Net increase in net asset value
  from operations                              .71           1.37            1.53           4.02           1.65            .41
Less: Dividends and
  Distributions
Dividends from net
  investment income                           (.41)          (.83)           (.95)          (.95)         (1.07)         (1.36)
Distributions in excess of
  net investment income                         -0-            -0-             -0-            -0-          (.02)          (.07)
Tax return of capital                           -0-            -0-             -0-            -0-          (.01)            -0-
Total dividends and distributions             (.41)          (.83)           (.95)          (.95)         (1.10)         (1.43)
Net asset value, end of period              $14.47         $14.17          $13.63         $13.05          $9.98          $9.43
Market value, end of period                 $12.39         $12.09          $12.20         $12.70          $9.55         $10.10
Premium/(Discount)                          (14.37)%       (14.68)%        (10.49)%        (2.68)%        (4.31)%         7.10%
Total Return
Total investment return based on:(d)
  Market value                                5.89%          5.95%           3.67%         44.12%          5.16%         11.51%
  Net asset value                             5.52%         11.15%          12.71%         41.71%         17.66%          3.45%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                         $128,761       $126,113        $121,267       $115,986        $88,735        $82,478
Ratio to average net assets of:
  Expenses                                    1.46%(e)       1.54%           1.59%          2.05%          1.87%          3.21%
  Expenses, excluding
    interest expense                          1.37%(e)       1.54%           1.58%          1.63%          1.64%          1.65%
  Net investment income                       5.53%(e)       5.60%           5.82%          8.80%         10.55%         13.05%
Portfolio turnover rate                         43%            86%            198%           131%           197%           202%


See footnote summary on page 28.


28 o Alliance World Dollar Government Fund
_______________________________________________________________________________


Financial Highlights


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.09 and increase net realized and unrealized gain (loss) on investment transactions per share by $.09, and decrease the ratio of net investment income to average net assets by .67%.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain on investments per share by $0.02, and decrease the ratio of net investment income to average net assets from 10.67% to 10.55%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)    Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)    Annualized.


Alliance World Dollar Government Fund o 29
_______________________________________________________________________________


ADDITIONAL INFORMATION
(unaudited)

Supplemental Proxy Information
The Annual Meeting of Stockholders of the Alliance World Dollar Government Fund, Inc. was held on March 29, 2006.

A description of each proposal and number of shares voted at the meeting are as follows:


                                                                       Abstain/
                                                                      Authority
                                                            Voted for  Withheld
-------------------------------------------------------------------------------
1.  To elect a Class Two director:
    (term expires in 2008)         D. James Guzy            7,310,057   152,468

2.  To elect Class Three directors:
    (terms expire in 2009)         Marc O. Mayer            7,309,064   153,461
                                   Marshall C. Turner, Jr.  7,319,043   143,482


30 o Alliance World Dollar Government Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


ADMINISTRATOR

AllianceBernstein, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Trust Company N.A.
P.O. Box 43010
Providence, RI 02940-3010

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance World Dollar Government Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of, and investment decisions for, the Fund's portfolio are made by the Global Fixed Income Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messers. Paul J. DeNoon, Fernando Grisales, Michael Mon, Douglas Peebles and Matthew Sheridan, members of the Global Fixed Income Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.


Alliance World Dollar Government Fund o 31
_______________________________________________________________________________


ALLIANCEBERNSTEIN FAMILY OF FUNDS

=======================================
WEALTH STRATEGIES FUNDS
=======================================
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

=======================================
BLENDED STYLE FUNDS
=======================================
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

=======================================
GROWTH FUNDS
=======================================
DOMESTIC

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

GLOBAL & INTERNATIONAL

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

=======================================
VALUE FUNDS
=======================================
DOMESTIC

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL

Global Value Fund
International Value Fund

=======================================
TAXABLE BOND FUNDS
=======================================
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

=======================================
MUNICIPAL BOND FUNDS
=======================================
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

=======================================
INTERMEDIATE MUNICIPAL BOND FUNDS
=======================================
Intermediate California
Intermediate Diversified
Intermediate New York

=======================================
CLOSED-END FUNDS
=======================================
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

=======================================
Retirement Strategies Funds
=======================================
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


32 o Alliance World Dollar Government Fund
_______________________________________________________________________________


SUMMARY OF GENERAL INFORMATION


SHAREHOLDER INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of The Wall Street Journal each day, under the designation "AllncWrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


Alliance World Dollar Government Fund o 33
_______________________________________________________________________________


ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


AWDGF-0152-0406




ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
          CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
          INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

      EXHIBIT NO.    DESCRIPTION OF EXHIBIT
      -------------------------------------------------------------------------
      12 (b) (1)     Certification of Principal Executive Officer Pursuant
                     to Section 302 of the Sarbanes-Oxley Act of 2002

      12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

      12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance World Dollar Government Fund, Inc.

By:   /s/ Marc O. Mayer
      ---------------------------------------
      Marc O. Mayer
      President

Date:     June 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ---------------------------------------
      Marc O. Mayer
      President

Date:    June 28, 2006

By:   /s/ Mark D. Gersten
      ---------------------------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date:    June 28, 2006